UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 7, 2010

SILGAN HOLDINGS INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-22117	06-1269834
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4 Landmark Square, Stamford, Connecticut	06901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (203) 975-7110

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5—Corporate Governance and Management

Item 5.07.                      Submission of Matters to a Vote of Security Holders.

On June 7, 2010, the Registrant held its annual meeting of stockholders.  At such annual meeting, stockholders of the Registrant voted on the matters set forth below, and the final voting results for such matters are set forth below.

1.
The proposal to approve an amendment to the Amended and Restated Certificate of Incorporation of the Registrant to amend the stockholder voting standard from a majority of shares outstanding standard to a majority of votes cast standard was approved based upon the following votes:

For	34,972,414
Against	751,574
Abstain	225,325
Broker Non-Votes	0

2.
The proposal to approve an amendment to the  Amended and Restated Certificate of Incorporation of the Registrant to increase the number of authorized shares of Common Stock from 100,000,000 to 200,000,000 was approved based upon the following votes:

For	34,805,181
Against	1,134,061
Abstain	10,071
Broker Non-Votes	0

3.
Each of the two nominees for election to the Board of Directors of the Registrant was elected, to serve until the Registrant’s annual meeting of stockholders in 2013 and until his successor is duly elected and qualified, based upon the following votes:

Nominee	For	Withhold Authority	Broker Non-Votes
R. Philip Silver	21,175,115	14,032,902	741,296
William C. Jennings	34,475,933	732,084	741,296

4.
The proposal to approve the ratification of the appointment of Ernst & Young LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2010 was approved based upon the following votes:

For	35,632,389
Against	315,466
Abstain	1,458

Section 9—Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.                                           Description

3.1	Amendment to the Amended and Restated Certificate of Incorporation of Silgan Holdings Inc. to amend the stockholder voting standard.

3.2	Amendment to the Amended and Restated Certificate of Incorporation of Silgan Holdings Inc. to increase the number of authorized shares of Common Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILGAN HOLDINGS INC.

By:	/s/ Frank W. Hogan, III
Frank W. Hogan, III
Senior Vice President, General Counsel and Secretary

Date: June 11, 2010

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Amendment to the Amended and Restated Certificate of Incorporation of Silgan Holdings Inc. to amend the stockholder voting standard.
3.2	Amendment to the Amended and Restated Certificate of Incorporation of Silgan Holdings Inc. to increase the number of authorized shares of Common Stock.

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